UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	CSR -PRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On May 9, 2024, Centerspace (the “Company”) entered into a first amendment (the “Amendment”) to the Equity Distribution Agreement (the “Agreement”), dated September 10, 2021, with BMO Capital Markets Corp., BofA Securities, Inc., BTIG, LLC, Jefferies LLC, Piper Sandler & Co., Raymond James & Associates, Inc., and UBS Securities LLC as sales agent, forward seller (except with respect to BTIG, LLC) and/or principal, and Nomura Securities International, Inc. (acting through BTIG, LLC as agent), as forward seller to Nomura Global Financial Products, Inc., its relevant forward purchaser (to the extent serving in such capacity as of the date hereof, each a “Manager” and collectively, the “Managers”) and each of Bank of Montreal, Bank of America, N.A., Jefferies LLC, Nomura Global Financial Products, Inc., Piper Sandler & Co., Raymond James & Associates, Inc. and UBS AG London Branch, as forward purchaser (in such capacity, each a “Forward Purchaser” and together the “Forward Purchasers” and with the Managers, each, an “Agent” and collectively, the “Agents”). BTIG, LLC was originally a party to the Agreement, but on November 7, 2022, BTIG, LLC terminated the Agreement as to itself. The Amendment added BTIG, LLC, as Manager, Nomura Securities International, Inc., as forward seller (acting through BTIG, LLC as agent) to Nomura Global Financial Products, Inc., its relevant Forward Purchaser, and Nomura Global Financial Products, Inc., as Forward Purchaser.

Pursuant to the terms of the Agreement, the Company is permitted to offer and sell from time to time its common shares of beneficial interest, no par value per share (the “Shares”), through or to the Agents, or, if applicable, Forward Purchasers. The Company previously registered under a Registration Statement on Form S-3 (File No. 333-248572) (the “Prior Registration Statement”) the offer and sale of Shares having an aggregate offering price of up to $250,000,000 pursuant to the Agreement. The Company previously sold Shares having an aggregate offering price of $123,394,453, leaving an available balance of $126,605,547 aggregate offering price of Shares that may be offered and sold under the Agreement. The Prior Registration Statement expired on September 3, 2023. On September 1, 2023, the Company filed a new Registration Statement on Form S-3 (File No. 333-274317) (the “New Registration Statement”). On May 9, 2024, the Company filed a prospectus supplement to register the amount of Shares remaining under the Agreement under the New Registration Statement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text Amendment, a copy of which is attached as Exhibit 1.1 and is incorporated herein by reference. In addition, a copy of the opinion of Taft Stettinius & Hollister LLP relating to the validity of the shares that may be sold pursuant to the Agreement is filed herewith as Exhibit 5.1.

ITEM 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit
Number	Description

1.1
Amendment No. 1, dated May 9, 2024, to Equity Distribution Agreement dated September 10, 2021 between the Company and BMO Capital Markets Corp., BTIG, LLC, Jefferies LLC, Raymond James & Associates, Inc., BofA Securities, Inc., UBS Securities LLC, Piper Sandler & Co., and certain of their affiliates and agents

5.1	Opinion of Taft Stettinius & Hollister LLP
23.1	Consent of Taft Stettinius & Hollister LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Anne Olson
Anne Olson
Date: May 9, 2024		President and Chief Executive Officer